UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 21, 2016
ACCO BRANDS CORPORATION
(Exact name of registrant as specified in its charter)
____________________________

Delaware	001-08454	36-2704017
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Four Corporate Drive Lake Zurich, IL 60047		60047
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (847) 541-9500
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

[ ]	Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Section 1 - Registrant's Business and Operations

Item 1.01. - Entry into a Definitive Material Agreement.

Acquisition of Esselte Group Holdings AB.

On October 21, 2016, ACCO Brands Corporation ("ACCO Brands" or the "Company") and the Company’s indirect wholly-owned subsidiary, ACCO Europe Limited (the "Purchaser") entered into a share purchase agreement (the "Purchase Agreement") with an entity controlled by J. W. Childs (the "Vendor"), pursuant to which the Purchaser will acquire the entire issued share capital of Esselte Group Holdings AB (the "Target") for approximately €296.9 million in cash (approximately US$333.1 million based on September 30, 2016 exchange rates) (the "Acquisition"). The Company is a party to the Purchase Agreement solely for the purposes of guaranteeing the obligations of the Purchaser.

The Target is a leading European-manufacturer and marketer of branded office products. The Acquisition will be funded with cash and Euro-denominated bank debt and is expected to close in early 2017.

The purchase price is subject to certain adjustments based on net debt and working capital as detailed in the Purchase Agreement. A portion of the cash purchase price up to €8.8 million (approximately US$9.9 million based on September 30, 2016 exchange rates) will be held in an escrow account for a period of up to two years after closing of the Acquisition as the Purchaser’s sole recourse against the Vendor in the event of any claims against the Vendor under the Purchase Agreement. The Company and the Purchaser purchased a warranty and indemnity insurance policy, as is customary in a transaction with a private equity vendor, which policy insures certain of Vendor’s contractual obligations to the Purchaser under the Purchase Agreement for up to €40.0 million (approximately US$44.9 million based on September 30, 2016 exchange rates) for a period of up to seven years, subject to certain deductibles and limitations set forth in the policy.

The closing of the Acquisition is subject to customary closing conditions, including conditions relating to required antitrust approvals. The Purchase Agreement requires the Purchaser to take all commercially reasonable steps to satisfy the conditions relating to antitrust approvals subject to certain limitations provided in the Purchase Agreement.

The Purchase Agreement contains limited termination rights, including (i) the automatic termination of the Purchase Agreement if the antitrust approvals and other closing conditions have not been satisfied by the June 30, 2017; and (ii) the right of the Purchaser to terminate the Purchase Agreement if an event prior to the closing results in a material adverse effect (as defined in the Purchase Agreement) on the Target. The Purchase Agreement does not require payment of fees by or to any party in the event of termination of the Purchase Agreement.

The Purchase Agreement also contains warranties, covenants and indemnities which are customary in a transaction with a private equity vendor as well as specific indemnities for certain specified historical liabilities, in each case subject to certain limitations provided in the Purchase Agreement.

As part of the transaction, ACCO Brands will assume an estimated US$160 million of unfunded pension liabilities, net of associated deferred tax, predominantly in Germany. German pension law does not require pre-funding of pension liabilities, which will be payable over approximately the next 40 years.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which is attached hereto as Exhibit 2.1 and incorporated by reference herein. The Purchase Agreement has been included as an exhibit hereto solely to provide investors and security holders with information regarding its terms. It is not intended to be a source of financial, business or operational information about the Target.

Third Amendment to Credit Agreement.

In anticipation of the Acquisition, on October 21, 2016, the Company entered into a Third Amendment to Second Amended and Restated Credit Agreement, dated October 21, 2016 (the "Third Amendment"), which amends, in certain respects, the Second Amended and Restated Credit Agreement, dated as of April 28, 2015, as amended, among the Company, certain subsidiaries of the Company, Bank of America, N.A., as administrative agent, and the other lenders party thereto (as further amended by the Third Amendment, the "Existing Credit Agreement"). Pursuant to the Third Amendment, the Company and certain lenders party thereto have agreed to restate the Existing Credit Agreement in order to, among other things, provide financing for the Acquisition. The agreement to restate the Existing Credit Agreement is subject to the satisfaction of the conditions set forth in the Third Amendment, including, without limitation, consummation of the Acquisition and related transactions.

The Third Amended and Restated Credit Agreement will provide for a five-year senior secured credit facility that will, among other things (i) provide funds to repay, in full, all outstanding US Dollar denominated term loans under the Existing Credit Agreement; (ii) provide funds to repay, in part, Australian Dollar denominated term loans under the Existing Credit Agreement and continue such loans in an aggregate principal amount of AUD80 million; (iii) make available new Euro denominated term loans in the aggregate principal amount of €300 million; and (iv) establish a revolving credit facility of US$400 million, thereby increasing the Existing Credit Agreement revolving credit facility by US$100 million. The proceeds from the Euro denominated term loans will be applied toward financing the Acquisition and related costs. The applicable interest rates applied to Eurodollar loans and loans made at the Base Rate (as defined in the Third Amended and Restated Credit Agreement) will be substantially the same as under the Existing Credit Agreement. The Company will be required to meet the same financial covenants as in effect under the Existing Credit Agreement.

The foregoing summary of the Third Amendment and the proposed Third Amended and Restated Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the Third Amendment attached hereto as Exhibit 10.1 and incorporated by reference herein, and the form of Third Amended and Restated Credit Agreement attached as Exhibit A to the Third Amendment and incorporated by reference herein. The Third Amendment and Third Amended and Restated Credit Agreement have been included as exhibits hereto solely to provide investors and security holders with information regarding their terms and are not intended to be a source of financial, business or operational information about the Company.

Section 2 - Financial Information

Item 2.02 - Results of Operations and Financial Condition.

On October 24, 2016, the Company announced its results for the period ended September 30, 2016. Attached as Exhibit 99.1 is a copy of the press release relating to the Company's results, which is incorporated herein by reference.

The information in Item 2.02 of this Current Report on Form 8-K including Exhibit 99.1, is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Section 7 - Regulation FD

Item 7.01. - Regulation FD Disclosure.

On October 24, 2016, the Company issued a press release announcing the entry into the Purchase Agreement described in Item 1.01 above. A copy of that press release is being furnished herewith as Exhibit 99.2.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.2, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing pursuant to the Securities Act of 1933, as amended.

Section 9 - Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits.

(d)	Exhibits

2.1	Share Purchase Agreement, dated as of October 21, 2016, among ACCO Brands Corporation, ACCO Europe Limited and Esselte Group Holdings (Luxembourg) S.A.*

10.1
Third Amendment to Second Amended and Restated Credit Agreement, dated as of October 21, 2016, by and among the Company, certain subsidiaries of the Company, Bank of America, N.A., as administrative agent, and the other lenders party hereto.

99.1	Press Release of the Company, dated October 24, 2016.

99.2	Press Release of the Company, dated October 24, 2016.

* Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant agrees to furnish copies thereof to the Securities and Exchange Commission upon request.

Forward-Looking Statements

Certain statements included in this Current Report on Form 8-K are "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and are including this statement for purposes of invoking these safe harbor provisions. These forward-looking statements, which are based on certain assumptions and describe future plans, strategies and expectations of the Company, are generally identifiable by use of the words "will," "believe," "expect," "intend," "anticipate," "estimate," "forecast," "project," "plan," or similar expressions. In particular, our business outlook is based on certain assumptions, which we believe to be reasonable under the circumstances. These include, without limitation, assumptions regarding changes in the macro environment, fluctuations in foreign currency rates, changes in the competitive landscape and consumer behavior and the effect of consolidation in the office products industry, as well as other factors described below.

Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Because actual results may differ from those predicted by such forward-looking statements, you should not place undue reliance on them when deciding whether to buy, sell or hold the Company’s securities. Our forward-looking statements are made as of the date hereof and we undertake no obligation to update these forward-looking statements in the future.

Among the factors that could affect our results or cause our plans, actions and results to differ materially from current expectations are: the risk that material conditions to closing the Acquisition, including regulatory approvals, may not be satisfied; the risk that the Acquisition may not be completed; the length of time necessary to consummate the Acquisition; the risk that material conditions to the entry into the Third Amended and Restated Credit Agreement, may not be satisfied; our ability to realize the synergies, growth opportunities and other potential benefits of acquiring the Target and successfully combine it with our existing business; the concentration of our business with a relatively limited number of large and sophisticated customers; the consolidation of our customers, including the merger of Office Depot and OfficeMax in late 2013; risks associated with foreign currency fluctuations; our ability to realize the synergies, growth opportunities and other potential benefits of the Pelikan Artline acquisition and successfully combine Pelikan Artline with our existing Australian business; shifts in the channels of distribution of our products; challenges related to the highly competitive business segments in which we operate, including, low barriers to entry, customers who have the ability to source their own private label products, limited retail space, competitors’ strong brands, competition from imports from a range of countries, including countries with lower production costs, competitors’ ability to source lower-cost products in local currencies and competition from a wide range of products and services, including electronic, digital and web-based products that can render obsolete or less desirable some of our products; our ability to develop and market innovative products that meet end-user demands; commercial and consumer spending decisions during periods of economic uncertainty or weakness; a failure of our information technology systems or supporting infrastructure or an information security breach; our ability to successfully expand our business in emerging markets which generally involve more financial, operational, legal and compliance risks and create exposure to unstable political conditions, civil unrest and economic volatility; our ability to grow profitably through acquisitions; the ability of our Computer Products Group to successfully compete in a rapidly changing and highly competitive industry; the impact of regulatory and self-regulatory requirements, litigation, regulatory actions or other legal claims or proceedings; the risks associated with outsourcing production of certain of our products, information systems and other administrative functions; the continued decline in the use of certain of our products, especially paper-based dated time management and productivity tools; risks associated with seasonality, raw material, labor and transportation cost fluctuations; the impact of pension costs; any impairment of our goodwill or other intangible assets; risks associated with our substantial indebtedness, including our significant debt service obligations, limitations imposed by restrictive covenants and our ability to comply with financial ratios and tests; our failure to comply with customer contracts; the insolvency, bankruptcy or financial instability of our customers and suppliers; our ability to secure, protect and maintain our intellectual property rights; our ability to attract and retain key employees; the volatility of our stock price; material disruptions at one of our or our suppliers' major manufacturing or distribution facilities resulting from circumstances outside our control; and other risks and uncertainties described in "Part I, Item 1A. Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2015, in "Part II, Item 1A.

Risk Factors" in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2016 and in other reports we file with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCO Brands Corporation (Registrant)
Date:	October 24, 2016	By:	/s/ Neal V. Fenwick
Name: Neal V. Fenwick
Title: Executive Vice President
and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number        Description of Exhibit

2.1	Share Purchase Agreement, dated as of October 21, 2016, among ACCO Brands Corporation, ACCO Europe Limited and Esselte Group Holdings (Luxembourg) S.A.*

10.1
Third Amendment to Second Amended and Restated Credit Agreement, dated as of October 21, 2016, by and among the Company, certain subsidiaries of the Company, Bank of America, N.A., as administrative agent, and the other lenders party hereto.

99.1	Press Release of the Company, dated October 24, 2016.

99.2	Press Release of the Company, dated October 24, 2016.

* Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant agrees to furnish copies thereof to the Securities and Exchange Commission upon request.